Exhibit 10.5

August 24, 2020

Mr. Victor DeMarco

Dear Victor:

We are pleased to make the following offer of employment to you:

Job Title:	Senior Vice President, Executive Administration, Head of Advisory Services
Status:	Regular Full-Time
Annual Base Salary:	$225,000
Restricted Stock:	10,800 shares, 100% vesting 3 years after grant date
FLSA Classification:	Exempt
Start Date:	October 1, 2020 or TBD
Offer Expiration Date:	August 28, 2020
Reports to:	Chairman and Chief Executive Officer
PTO:	Unlimited
Benefits:	Medical, dental, vision, life/disability insurance, and 401K plan
Other:	Eligible to participate in incentive compensation plans

Employment with the Bank is an “at will” basis. This offer is contingent upon the Bank obtaining favorable results of a background search.

Should you have any questions, please feel free to contact me at [_____________].

Sincerely,

/s/ Mark D. Mordell
Mark D. Mordell Chairman and Chief Executive Officer

AGREED AND ACCEPTED:

/s/ Victor DeMarco
Victor DeMarco

1732 North 1st Street, 6th Floor, San Jose, CA 95112	Telephone 408.200.7390 Fax 408.200.7399